UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) November 30th, 2010
____________________________________________________

AVITAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	06-1174053
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

#207 – 5005 Elbow Drive SW
Calgary, AB T2S 2T6
(Address of principal executive offices)

Cory Gelmon, President
#207 – 5005 Elbow Drive SW
Calgary, AB T2S 2T6
(Name and address of agent for service)

(310) 909-3830
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

On November 30th, 2010 Avitar, Inc.(“Avitar”) released a press release updating its Joint Venture Agreement with Johnny Famous Shoes, Inc. and advising that due to a production delay, certain orders have been lost but have been replaced by new orders. In addition, the press release advises that part of the order has been shipped and is currently in the United States, with the remainder to be shipped around the 3rd of December, 2010.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
99.1	Press Release Dated November 30th, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVITAR, INC.

By: /s/ Cory Gelmon
Cory Gelmon
Date: November 30th, 2010